CAPITAL WORLD GROWTH AND INCOME FUND
1997 Annual Report for the year ended November 30

[THE AMERICAN FUNDS GROUP (R)]

[cover:  photo of globe and various international flags]

CAPITAL WORLD GROWTH AND INCOME FUND(sm) seeks long-term capital growth while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

Capital World Growth and Income Fund is one of the 28 mutual funds in The American Funds Group,(R) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

RESULTS AT A GLANCE
(with dividends reinvested)
                                             AVERAGE ANNUAL COMPOUND RETURN

12 Months             3 Years                Lifetime               Lifetime Total Return

                      Through 11/30/97       12/1/94-11/30/97       3/26/93-11/30/97        3/26/93-11/30/97

CAPITAL

WORLD GROWTH

AND INCOME FUND       +16.4%                 +19.8%                 +17.3%                  +111.3%

Morgan Stanley

Capital

International

 World Index          +13.0                  +17.0                  +15.0                   +92.1

Lipper

Global Stock

Fund Average          +11.5                  +14.7                  +13.6                   +81.4


[picture of globe]

The MSCI World Index is unmanaged and measures all of the world's major stock markets, including the U.S.

Fund results were computed without a sales charge, unless otherwise indicated. Here are the fund's total returns and average annual compound returns with all distributions reinvested for periods ended December 31, 1997 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods (sales charges are lower for accounts of $50,000 or more):

Since inception on 3/26/93: +102.99%, or +16.01% a year; 3 years: +64.04%, or
+17.94% a year; 12 months: +11.21%.

The fund's 30-day yield as of December 31, 1997, calculated in accordance with the Securities and Exchange Commission formula, was 2.27%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

FELLOW SHAREHOLDERS:

Fiscal 1997, which ended November 30, was another rewarding year for investors in Capital World Growth and Income Fund. The value of your holdings increased 16.4% assuming you reinvested the quarterly dividends totaling 65 cents a share and two capital gain distributions totaling 91.5 cents a share. If you took your dividends in cash, the value of your investment rose 13.4% and you received an income return of 2.8%.

The fund's 16.4% gain surpassed the broad unmanaged global stock market indexes and most similar mutual funds. Over the same period, the Morgan Stanley Capital International (MSCI) World Index, which tracks 23 major markets including the United States, returned 13.0% with dividends reinvested. The Lipper Global Stock Fund Average, comprising 185 global stock funds tracked by mutual fund research firm Lipper Analytical Services, returned 11.5%, also on a reinvested basis.

The portfolio counselors of Capital World Growth and Income Fund remain firmly grounded in the belief that long time horizons and broad diversification provide an effective investment strategy for smoothing the ups and downs typical of business cycles. They can also help cushion sudden, and sometimes extreme, price movements in individual stock markets.

That certainly has been the case recently. In fiscal 1997 there were severe fluctuations in a number of stock markets as well as currencies, in particular in Southeast Asia. Relative to most currencies, the U.S. dollar strengthened dramatically. A strong dollar vis-a-vis most currencies had the effect of lowering returns for U.S. investors.

[photo:  various international flags]
[Begin caption]
Capital World Growth and Income Fund's investment counselors and analysts scour the globe for well-managed companies that can add value in terms of both share appreciation and dividend growth.
[End caption]

THE YEAR IN REVIEW

During fiscal 1997 many of the world's major equity markets enjoyed striking growth. The runup in market values can be attributed to continued investor enthusiasm for large-capitalization stocks not only in the United States but in Europe as well. Many markets in developed countries enjoyed double-digit gains both in local currency and in U.S. dollars, despite the dollar's relative strength.

Share values were underpinned by ongoing trends worldwide to eliminate exchange controls and dismantle barriers to cross-border trade and investment. Additional contributing factors were moderate to low inflation, low interest rates, buoyant profit expectations and sustained capital inflows from confident investors.

At the same time, a number of Asian markets stumbled badly in the second half of the year, demoralized by currency crises that contributed to the destabilization of economies throughout the region. So far the crisis in Asia has had minimal impact on the fund. The fund has not had investments in Malaysia, and its combined exposure to Indonesia, the Philippines, South Korea and Taiwan was a mere 1.0% of the total portfolio. Japan and Hong Kong together accounted for less than 6.0%.

We attribute this minimal exposure to the region to our style of value investing - that is, the portfolio counselors' insistence on reasonable stock valuations - supported by bottom-up, fundamental research. This led us to believe that better values and dividend yields could be found outside Asia.

Capital World Growth and Income Fund's portfolio is broadly diversified, representing holdings in 33 countries and some three dozen industries. At fiscal year-end the portfolio had 330 equity securities, with equities making up 85.3% of the portfolio, bonds and notes 1.1%, and cash and equivalents 13.6%. Of the stocks held throughout the year, 164 rose in price and 79 declined. Overall portfolio turnover was a moderate 32.4%.

While Capital World Growth and Income Fund invests company by company - not country by country or industry by industry - the fund in the aggregate had sizable holdings in markets that did well.

[Begin sidebar]
[Begin pie chart]

CAPITAL WORLD GROWTH & INCOME FUND
Where the Fund's Assets Were Invested
At November 30, 1997

THE AMERICAS                                   36.8%
                         United States    28.5
                                Canada     5.0
                             Argentina     1.6
                                Mexico      .7
                                Brazil      .7
                                 Chile      .3



EUROPE                                         34.8%
                         United Kingdom   14.6
                                France     4.2
                           Netherlands     3.4
                                Sweden     2.4
                                 Italy     2.2
                              Portugal     2.1
                                 Spain     1.6
                               Germany     1.2
                               Finland      .7
                               Denmark      .7
                                Norway      .6
                            Luxembourg      .4
                           Switzerland      .3
                               Belgium      .2
                               Austria      .1
                               Ireland      .1



ASIA/PACIFIC RIM                               12.5%
                             Australia     4.3
                             Hong Kong     3.3
                                 Japan     2.6
                           New Zealand     1.2
                           Philippines      .5
                                Taiwan      .2
                             Indonesia      .2
                           South Korea      .1
                         Other Asia/Pac     .1


OTHER                                          1.2%
                         Supranational      .7
                          South Africa      .5


BONDS, CASH &
  EQUIVALENTS                                   14.7%

[End sidebar]
[End pie chart]

IN THE UNITED STATES, where the fund had its largest concentration of assets, the MSCI USA Index rose 29.6% with dividends reinvested over the fiscal year.(1) The U.S. economy continued on an even growth path, helped by increases in productivity, stable labor costs and low inflation. Following the moderate interest rate increase in March, the benign economic backdrop allowed the Federal Reserve Board to resist raising interest rates again.

As the fund's fiscal year closed, many U.S. companies had not shown immediate adverse effects from the turbulence in Southeast Asia. We should note, however, repercussions of the economic uncertainties in Southeast Asia are likely to be felt in many markets, including the United States, for some time. Because of an anticipated general contraction in economic activity and a period of austerity, companies that export goods or services to the region are the most vulnerable to some level of fallout.

Elsewhere in the Americas, Mexico gained 46.0% in U.S. dollars, and Canada was up only 6.7% after an exceptional 35.2% gain a year earlier.

IN EUROPE, securities markets were especially robust. Interest rates trended lower in countries that are candidates for membership in the European Monetary Union and that must meet certain monetary and fiscal criteria for entry. Privatizations of state industries and the increasing embrace by companies of the concept of shareholder value also gave impetus to the upward trend in share prices.

Of the 16 European markets in which the fund had investments, all posted double-digit returns in U.S. dollars except Austria and Luxembourg,(2) which had negative returns.(3) In the United Kingdom, the fund's second-largest country of emphasis, the MSCI UK Index rose 22.3%. On the continent, a strong U.S. dollar partly diluted stellar gains in local currencies.


/1/ All individual country returns are measured in U.S. dollars by MSCI and include reinvestment of dividends.
/2/ Luxembourg return is with dividends in cash; return with reinvested dividends unavailable.
/3/ Austria and Luxembourg had positive returns in local currency.


IN ASIA AND THE PACIFIC RIM, the fiscal year saw widespread currency devaluations along with a meltdown in securities markets. The exceptions were Australia, New Zealand and Taiwan. As mentioned earlier, the fund had little exposure in Southeast Asia generally, and only 2.6% in Japan at year-end. In Japan the yen weakened further, to Y128 from Y114 against the dollar, and the Japanese economy continued its prolonged recession.

INDUSTRY DIVERSIFICATION

Industry concentrations, like country concentrations, are a byproduct of judgments made on the outlook for individual companies. Unlike many funds, the stocks in Capital World Growth and Income Fund are not required to reflect preconceived regional or industry weightings. Telecommunications, at 13.1% of assets, is the largest percentage of fund holdings by industry followed by banks at just under 12.0%.

[Begin sidebar]
[begin mountain chart]

How a $10,000 Investment Has Grown

Here's how a $10,000 investment in the fund grew between March 26, 1993, when the fund began operations, and November 30, 1997, the end of its latest fiscal year. As you can see, that $10,000, with all distributions reinvested, would have grown to $19,917, an average increase of 15.85% a year.

$23,803/1/
Standard & Poor's
500 Composite
Index

$19,917/1/,/2/
Capital World
Growth and
Income Fund

$19,211/1/
Morgan Stanley
Capital
International
World Index

$11,247/3/
U.S. Consumer
Price Index
(inflation)

[chart]

Date                    Capital World           Morgan Stanley          U.S. Consumer Price     Standard & Poor's
                        Growth and Income       Capital                 Index (inflation)       500 Composite Index
                        Fund /1/ /2/            International World     /3/                     /1/
                                                Index /1/

3/26/93                 $9,425                  $10,000                 $10,000                 $10,000

5/31/93                 9,719                   10,836                  10,042                  10,054

8/31/93                 10,401                  11,474                  10,084                  10,428

11/30/93                10,782                  10,923                  10,153                  10,460

2/28/94                 11,615                  12,061                  10,216                  10,652

5/31/94                 11,315                  11,935                  10,272                  10,479

8/31/94                 12,038                  12,500                  10,376                  10,996

11/30/94                11,592                  11,981                  10,425                  10,565

2/28/95                 11,860                  12,096                  10,508                  11,433

5/31/95                 12,788                  13,241                  10,599                  12,593

8/31/95                 13,412                  13,597                  10,648                  13,354

11/30/95                13,841                  14,259                  10,696                  14,477

2/28/96                 14,700                  15,041                  10,787                  15,406

5/31/96                 15,326                  15,672                  10,905                  16,183

8/31/96                 15,414                  15,378                  10,954                  15,857

11/30/96                17,118                  17,002                  11,045                  18,521

2/28/97                 17,848                  17,135                  11,114                  18,515

5/31/97                 18,908                  18,425                  11,149                  20,953

8/31/97                 19,755                  18,890                  11,198                  22,314

11/30/97                19,917                  19,211                  11,247                  23,803


                       Average Annual Compound Returns(4)
                               For periods ended
                           11/30/97          12/31/97

Lifetime (since 3/26/93)   +15.85%           +16.01%
One Year                   +9.67%            +11.21%

* For the period March 26 to May 31, 1993.

/1/ With all distributions reinvested.

/2/ This number, unlike those shown earlier in this report, reflects payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for investments of $50,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. Results shown do not take into account income or capital gain taxes.

/3/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
/4/ Assumes reinvestment of all distributions and payment of the 5.75% maximum sales charge at the beginning of the stated periods.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses. Past results are not predictive of future results.
[end mountain chart]
[End sidebar]

Privatization of telecommunications companies in many parts of the world has forced formerly state-controlled monopolies to submit to competitive market conditions. That has given providers of telecommunications in both developed and developing countries new opportunities to expand their markets, offer new products and services, as well as form strategic partnerships and/or cross-border alliances.

For example, Chicago-based Ameritech has extended its reach from the Pacific Rim to the North Sea. With U S WEST, it has a 50% investment in Telecom Corp. of New Zealand, and has purchased a 25% share from the Danish government in Tele Danmark, the national telecommunications operator.

Across the Atlantic, Spain's Telefonica de Espana has initiated partnerships throughout Latin America where it is a major force behind the building of a modern regional communications infrastructure.

Five of the fund's 10 largest holdings are in telecommunications stocks. Of these, three showed excellent capital appreciation in dollars: Portugal Telecom, Telefonica de Espana and Telecom Italia were up 73.4%, 31.5% and 28.3% respectively from a year earlier. In contrast, Koninklijke PTT Nederland (+7.2%) and Telecom Corp. of New Zealand (-2.7%) lagged the sector average.

Over the year, several bank stocks were sold to capitalize on substantial price appreciation. As a result, banking dropped to second place in terms of value, though still a considerable emphasis. Many banks are still benefiting from efforts to streamline operations, increase productivity through technology and achieve greater efficiencies through mergers and acquisitions.

Emphasis by non-U.S. banks on boosting shareholder value is another trend. Australia and New Zealand Banking Group, Bank of Scotland, Lloyds TSB Group and National Bank of Canada are a few of our well-diversified bank holdings that are consolidating their balance sheets by buying back their stock and promising to increase dividends.

The fund also had selected investments in leading telecommunications, banking, utilities and metal companies in developing markets such as Argentina, Brazil, Chile, India and South Africa. Of these investments, metals in general were laggards. In the wake of the turmoil in Asia, negative sentiment spilled over in varying degrees to many of these smaller markets.

A NOTE ON DIVIDENDS AND CAPITAL GAINS

In a growth environment it is easy to underrate the importance to the fund of dividend payments. Given its emphasis on providing income as well as capital growth, the fund's results are notable for having returned an average annual compound rate of 17.3% since inception in March 1993, with dividends reinvested.

By comparison, the MSCI World Index returned 15.0% and the Lipper Global Stock Fund Average 13.6% with dividends reinvested. According to Lipper Analytical Services, that places Capital World Growth and Income Fund among the top 14% of 52 global stock funds over the lifetime of the fund, and in the top 25% of 185 funds on a one-year basis.

As many shareholders in the fund already know, dividends vary from quarter to quarter. This is because companies outside North America usually pay dividends annually or semi-annually (as opposed to quarterly in the United States). Dividends paid by the fund in September, December and March are generally smaller than the one paid in June.

At the close of the fiscal year the fund's distribution rate was 2.4%. This is well above the MSCI World Index yield of 1.8%. In addition to the fund's emphasis on dividend-paying stocks, its low expense ratio (0.82% vs. 1.92% for the average global equity fund as calculated at November 30 year-end by Lipper) has meant more income could be passed on to you.

Looking forward, the fund's total dividends per share for fiscal 1998 are likely to be lower than the 65 cents paid in fiscal 1997. We anticipate fewer companies will be paying special dividends.

On December 15, after the close of the fiscal year, the fund paid a capital gain distribution of $1.73 per share. If you reinvested that gain distribution, the number of shares working for you rose by about 7%.

While we expect many companies in the fund's portfolio to raise their dividends steadily, there will be times when the fund's holdings fall out of favor with many investors, and the fund's share price could fluctuate widely. Nevertheless, we believe the fund's global focus on income and capital growth, backed by our research-intensive approach, should continue to prove rewarding.

We look forward to reporting to you again in six months.

Cordially,

/s/ Thierry Vandeventer
Thierry Vandeventer
Chairman of the Board

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
President

January 19, 1998

[Begin pie chart]
LARGEST INDUSTRY HOLDINGS
13.10%     Telecommunications
11.97%     Banking
5.16%      Utilities: Electric & Gas
5.08%      Health & Personal Care
3.71%      Business & Public Services
46.24%     Other Industries
1.13%      Bonds & Notes
13.61%     Cash & Equivalents
[end pie chart]

[begin line chart]
YIELDS
WGI* vs. MSCI World Index(+)
Fiscal Year Ended November 30

                        1994           1995          1996          1997

WGI                     2.6%           3.1%          3.0%          2.4%

MSCI World Index        2.4%           2.2%          2.0%          1.8%


*The fund numbers are 12-month distribution rates at NAV.
(+)The MSCI numbers are gross dividend yields.
[end line chart]

[begin bar chart]
DIVIDENDS
WGI's Dividend Distributions Since Inception

1993*      1994      1995      1996       1997

0.23       0.46      0.63      0.72       0.65


* For the period 3/26/93 - 11/30/93
[end bar chart]

[begin line chart]
ANNUAL RETURNS
WGI vs. MSCI World Index
Fiscal Year Ended November 30

                            1993*        1994         1995       1996       1997

WGI - Dividends

Reinvested                  14.4%        7.5%         19.4%      23.7%      16.4%

MSCI World Index -

Dividends Reinvested        9.2%         9.7%         19.0%      19.2%      13.0%


* For the period 3/26/93 - 11/30/93
[end line chart]

[begin bar chart]
ASSETS UNDER MANAGEMENT

Date                                   Net Assets

March 31, 1993                         $511,341,690

May 31, 1993                           $589,751,413

November 30, 1993                      $1,520,998,481

May 31, 1994                           $2,390,534,156

November 30, 1994                      $2,784,353,715

May 31, 1995                           $3,193,971,011

November 30, 1995                      $3,611,230,833

May 31, 1996                           $4,329,671,484

November 30, 1996                      $5,139,485,333

May 31, 1997                           $6,282,955,122

November 30, 1997                      $7,206,547,242


[end bar chart]

[photo collage:  map, globe, various navigational instruments]

SMOOTH SAILING IN STORMY SEAS

Some investors in global markets had a rough passage in 1997. Stock markets in most countries suffered from above-average volatility and many saw significant declines at some point during the year.

In the U.S., for example, the stock market saw its first decline of more than 10% since 1990. Asian markets fared even worse: Most not only were turbulent, there was panic in the air as both currencies and stock prices plunged. The overall effect for investors in some Asian markets during the fiscal year has been overwhelmingly negative. Japan's Nikkei 225 Index, for example, declined 21% and South Korea's Composite Index declined 44%.

In contrast, holders of Capital World Growth and Income Fund have enjoyed relatively smooth sailing. The fund has achieved relative stability and has proven less vulnerable than the average global fund to buffeting from the shifting winds of market sentiment and sudden switches in economic policy. We thought it might be helpful to explore why this has been the case.

[photo:  sailboat]
[Begin caption]
STEERING FOR SAFETY: IN GOOD TIMES AND BAD
[End caption]

There are a number of reasons for the fund's relative stability. They are grounded in its long-term objectives, the way the portfolio is structured, the expertise of the professionals at its helm, their conservative safety-first approach, and their discipline in holding to a steady course despite the ebb and flow of market volatility. It is a formula that, over the past four and a half years, has generated shareholder value in good times and bad.

Explains portfolio counselor Steve Bepler: "Any experienced sailor will tell you that navigating around the eye of a storm is not the fastest route, but it's a safer and more prudent route. That's an apt analogy for this fund."

A key factor in the fund's ability to weather stormy seas is its emphasis on generating income in addition to capital appreciation. "Providing income along with growth is uncommon among global funds," adds Bepler. "We believe there is a need for a fund that offers share-holders an important cushion, a safer route if you will, against inevitable periodic volatility in global markets."

[Begin caption]
SAFE HARBORS: COMPANIES THAT DELIVER SHAREHOLDER VALUE
[End caption]

In seeking to achieve both steady income and capital appreciation, the portfolio counselors and research analysts who steer the fund invest predominantly in well-established companies with records of consistent dividend payments.

The companies they select tend to be financially strong, are market leaders and proven performers. Because they are mature, these companies typically generate enough free cash flow to finance dividend payments as well as future growth - or even buy back their shares in the market. And because dividend payments provide the only return in declining markets, they help to underpin stock prices in difficult times.

Of course, not all companies fit these income and value guidelines. In fact, in recent years they have been found mostly in a select group of industries.

"Telecommunications, banking and pharmaceuticals are three sectors that exemplify consistent emphasis on shareholder value as well as growth through globalization," notes Janet McKinley, another of the fund's five portfolio counselors. "It's therefore no surprise that these stocks, in aggregate, comprise our largest holdings."

Specifically, at 13.1%, telecommunications represents the largest industry in the portfolio, followed by banking at 12.0%. Health care/pharmaceuticals is fourth at 5.1%. Among the fund's 10 largest stock holdings, five are in telecommunications, three in banking/financial services, one in insurance and one in health care/pharmaceuticals.

[Begin charts]
MARKET INDEXES
Plotted monthly for the period
November 30, 1994 to November 30, 1997
MSCI WORLD
P/E: 22.7*
Yield: 1.8%*

Date

11/30/94          613.676

12/30/94          618.59

1/31/95           608.263

2/28/95           616.074

3/31/95           644.674

4/28/95           666.043

5/31/95           670.635

6/30/95           669.317

7/31/95           701.687

8/31/95           684.957

9/29/95           703.797

10/31/95          691.604

11/30/95          714.509

12/29/95          734.28

1/31/96           746.451

2/29/96           749.857

3/29/96           761.184

4/30/96           777.929

5/31/96           777.437

6/28/96           780.202

7/31/96           751.451

8/30/96           758.902

9/30/96           787.436

10/31/96          791.751

11/29/96          834.929

12/31/96          820.362

1/31/97           829.082

2/28/97           837.44

3/31/97           819.678

4/30/97           845.281

5/30/97           896.244

6/30/97           939.746

7/31/97           981.845

8/29/97           914.974

9/30/97           963.489

10/31/97          911.569

11/28/97          926.496


MSCI EUROPE
P/E: 20.6
Yield: 2.2%

Date

11/30/94          614.671

12/30/94          617.002

1/31/95           610.993

2/28/95           623.62

3/31/95           651.249

4/28/95           670.769

5/31/95           683.201

6/30/95           688.312

7/31/95           722.839

8/31/95           693.595

9/29/95           713.212

10/31/95          708.503

11/30/95          712.22

12/29/95          733.448

1/31/96           736.94

2/29/96           748.998

3/29/96           756.568

4/30/96           760.684

5/31/96           765.168

6/28/96           772.185

7/31/96           761.075

8/30/96           782.207

9/30/96           797.231

10/31/96          814.284

11/29/96          854.069

12/31/96          869.129

1/31/97           870.096

2/28/97           880.185

3/31/97           907.148

4/30/97           901.196

5/30/97           938.207

6/30/97           983.669

7/31/97           1028.33

8/29/97           968.114

9/30/97           1060.528

10/31/97          1006.861

11/28/97          1020.833


MSCI USA
P/E: 22.6
Yield: 1.6%

Date

11/30/94          425.963

12/30/94          431.264

1/31/95           442.209

2/28/95           458.693

3/31/95           470.035

4/28/95           483.842

5/31/95           501.775

6/30/95           513.16

7/31/95           529.623

8/31/95           528.691

9/29/95           551.427

10/31/95          550.189

11/30/95          573.394

12/29/95          581.071

1/31/96           600.799

2/29/96           606.038

3/29/96           611.159

4/30/96           619.162

5/31/96           634.651

6/28/96           637.351

7/31/96           608.263

8/30/96           620.827

9/30/96           654.551

10/31/96          670.235

11/29/96          719.848

12/31/96          705.16

1/31/97           752.397

2/28/97           756.645

3/31/97           721.7

4/30/97           768.16

5/30/97           810.584

6/30/97           846.458

7/31/97           912.322

8/29/97           857.096

9/30/97           900.777

10/31/97          875.148

11/28/97          916.448


MSCI JAPAN
P/E: 45.4
Yield: 0.9%

Date

11/30/94          3311.031

12/30/94          3347.371

1/31/95           3150.473

2/28/95           2996.602

3/31/95           3270.419

4/28/95           3428.473

5/31/95           3213.473

6/30/95           3057.961

7/31/95           3299.458

8/31/95           3165.121

9/29/95           3190.285

10/31/95          3010.224

11/30/95          3186.762

12/29/95          3348.075

1/31/96           3302.525

2/29/96           3242.147

3/29/96           3355

4/30/96           3544.155

5/31/96           3360.214

6/28/96           3376.471

7/31/96           3223.71

8/30/96           3078.094

9/30/96           3183.24

10/31/96          2968.193

11/29/96          3023.328

12/31/96          2812.892

1/31/97           2505.34

2/28/97           2562.466

3/31/97           2476.684

4/30/97           2565.181

5/30/97           2847.001

6/30/97           3058.294

7/31/97           2963.691

8/29/97           2705.247

9/30/97           2662.946

10/31/97          2413.481

11/28/97          2264.014


MSCI ASIA
(excluding Japan)
P/E: 14.19
Yield: 2.8%

Date

11/30/94          365.168

12/30/94          354.497

1/31/95           317.693

2/28/95           343.841

3/31/95           342.716

4/28/95           337.333

5/31/95           374.736

6/30/95           368.327

7/31/95           374.609

8/31/95           356.747

9/29/95           360.453

10/31/95          353.803

11/30/95          345.308

12/29/95          361.931

1/31/96           389.609

2/29/96           393.31

3/29/96           395.511

4/30/96           409.094

5/31/96           403.856

6/28/96           397.075

7/31/96           367.012

8/30/96           377.441

9/30/96           383.42

10/31/96          375.741

11/29/96          393.048

12/31/96          391.267

1/31/97           398.861

2/28/97           401.9

3/31/97           378.278

4/30/97           372.102

5/30/97           388.1

6/30/97           401.537

7/31/97           404.065

8/29/97           331.861

9/30/97           329.888

10/31/97          256.028

11/28/97          238.114


*All P/E and yield ratios at 11/30/97
P/E = Price/earnings per share. Yield = Dividend/price per share.
[End charts]

[photo:  man on sailboat]
[Begin caption]
WEATHERING STORMS: THE BENEFIT OF DIVERSIFICATION
[End caption]

Diversification across companies, industries and countries is another article of faith among the fund's portfolio management team. A fund that has its investment eggs in many baskets, as Capital World Growth and Income Fund does - 330 equity securities in 33 countries spread across 35 industries - reduces volatility and the downside risk of the portfolio as a whole.

Example: When some currencies are strengthening against the U.S. dollar, others will be weakening. As a result, exposure to the risk of substantial loss from adverse currency movements is limited. And should some industries enter a slower growth phase, others are likely to be accelerating. That is true also for companies in weak economies. Export-oriented companies, whose revenues are earned abroad, stand to benefit from weakness in the domestic currency. On the other hand, importers tend to suffer.

Not surprisingly, the majority of Capital World Growth and Income's holdings are in advanced industrial countries that favor open markets and transparent business practices.

[Begin caption]
CHARTING A SOLID COURSE: A QUEST FOR VALUE
[End caption]

[photo:  map and navigational instruments]

Above all, those who manage the fund are on a quest for value: sound companies whose stocks are attractively priced and which can deliver both growth in dividends and capital appreciation over the long haul. These companies tend to have managements who believe in creating value for shareholders and sharing with them some of their profit.

Interestingly, a country's tax system plays an important role in the fund's investment selections. Notes London-based portfolio counselor Mark Denning:
"Taxes on income are an important consideration." That's because not all countries are dividend-friendly.

Japan's tax structure, for example, is punitive to dividends. Its corporate tax rate as well as the rate of taxation paid by individuals on income is very high. Partly as a result, Japanese companies traditionally pay minimal dividends. On the other hand, many European countries, the U.K. and the Netherlands in particular, as well as countries such as Australia and Hong Kong, treat dividends more favorably and companies reward shareholders with more generous dividends. "Companies in more mature industries in these countries are well represented in the fund. They contribute handily to yields," adds Denning.

Then there is the unique way the fund is managed in its search for value. Management of the fund's portfolio is shared among five portfolio counselors and a pool of research analysts who operate independently within broad guidelines. This process encourages both individual creativity and the cross-fertilization of ideas within a disciplined framework.

Operating from nine offices worldwide, Capital Research and Management Company
(CRMC), investment adviser to the fund, and its affiliates deploy more than 100 investment professionals from 31 countries speaking 37 languages. Research analysts and portfolio counselors criss-cross the world visiting companies and plants, speaking with chief executives as well as workers on the shop floor, government representatives and ordinary citizens. Together they've logged 7,500 research visits in 54 countries over the past year, making CRMC one of the world's foremost investment intelligence-gathering networks.

[Begin caption]
INSTRUMENTS OF NAVIGATION: BOTTOM-UP RESEARCH
[End caption]

The fund's portfolio counselors and research analysts look for long-term value. They focus on companies - not industries or regions - to find the best prospects at the most reasonable prices. Explains Bepler: "It used to be enough to say I like U.K. banks. Now you have to ask, how do they compare with French, German or Canadian banks?" Adds fund Chairman Thierry Vandeventer: "The job of an investment professional is not simply to analyze companies and trends. It's to discern relative value. That means assessing the relative investment merit of opportunities not only among countries and industries but companies as well."

That focus on relative value, more than anything, is what has kept the fund from investing heavily in markets that have seen most of the recent volatility.

In the 1980s and 1990s, some so-called emerging markets recorded economic growth rates and stock market returns well in excess of those of North America and Western Europe. As a result, many of the smaller markets attracted capital inflows that overwhelmed financial institutions and led to over-lending to real estate and manufacturing projects. This sowed the seeds for economic destabilization in many Asian markets.

Capital World Growth and Income Fund has had a small allocation to most developing markets, preferring to invest in the more advanced, and more stable, economies - primarily because of lower valuation levels. Exposure to Asia has been relatively small. In fiscal 1997 Indonesia, Korea, Taiwan and the Philippines accounted for a negligible 1.0% of the total portfolio. The largest Asian holding was the 3.3% in Hong Kong.

Commenting on Asia's current troubles, Thierry Vandeventer says: "However difficult and painful a period this may be for these countries, it may turn out to be a watershed event. If greater transparency in the way business is practiced is an outcome, then the long-term outlook is very positive indeed."

Janet McKinley echoes that sentiment. "It is true that up to now we have preferred the more developed markets," she says. "However, if our analysis of a company measures up to the standards we apply to all companies, and if we find value, we will buy that stock, even if it's the stock of a company in Southeast Asia."

[Begin caption]
CIRCUMNAVIGATING SQUALLS: SEEKING A SAFE AND STEADY COURSE
[End caption]

Naturally, a fund built on the principle of reduced volatility cannot deliver the spectacular returns sometimes earned by pure growth funds or by those narrowly focused on particular industry sectors or regions experiencing rapid domestic growth. The trade-off for Capital World Growth and Income Fund shareholders is receiving current income as well as growth, along with an opportunity for greater certainty, less volatility and fewer unpleasant surprises.

"Back some five plus years ago when we were creating the fund, we had four goals," recalls portfolio counselor Bill Grimsley. "We hoped to generate a higher total return than the MSCI World Index. We hoped to generate more income than the index. We hoped dividends would grow. And we hoped to accomplish all this with lower than average volatility."

As the fund approaches its fifth anniversary in March 1998, it is gratifying to report that the fund has achieved each of those goals. Fund shareholders have indeed enjoyed smoother sailing in sometimes stormy seas.

[photo:  sailboat]
[photo:  maps]
[Begin caption]
KEEPING AN EVEN KEEL
[End caption]

CAPITAL WORLD GROWTH AND INCOME FUND
INVESTMENT PORTFOLIO, NOVEMBER 30, 1997

                                                                                Percent
                                                                                 of Net
10 Largest Holdings                                       Country                Assets
Portugal Telecom                                          Portugal                1.75%
ING Groep                                                 Netherlands             1.67
Astra                                                     Sweden                  1.33
Australia and New Zealand Banking Group                   Australia               1.19
Telefonica de Espana                                      Spain                   1.16
Bank of New York                                          USA                     1.15
Royal Bank of Canada                                      Canada                  1.12
Telecom Italia                                            Italy                    .94
Koninklijke PTT Nederland                                 Netherlands              .91
Telecom Corp. of New Zealand                              New Zealand              .89

-------------------------------------------               ---------- ---------- ----------
Equity Securities                                          Shares or     Market Percent
(common and preferred stocks and convertible               Principal      Value  of Net
 debentures)                                                  Amount (Millions)  Assets
-------------------------------------------               ---------- ---------- ----------

TELECOMMUNICATIONS- 11.37%                                                           .00
Portugal Telecom, SA (Portugal)                            2,737,600   $125.954    1.75%
Telefonica de Espana, SA (Spain)                           2,900,000     83.579     1.16
Telecom Italia SpA, savings shares (Italy)                16,246,151     63.800
Telecom Italia SpA                                           588,775      3.676      .94
Koninklijke PTT Nederland NV (Netherlands)                 1,627,800     65.308      .91
Telecom Corp. of New Zealand Ltd. (New Zealand)            6,391,000     32.749
Telecom Corp. of New Zealand Ltd. (American Depositary                               .00
 Receipts)                                                   386,700     15.855      .89
Telecom Corp. of New Zealand Ltd. (1)                      3,038,610     15.571
Mannesmann AG (Germany)                                      120,075     55.844      .77
Hong Kong Telecommunications Ltd. (Hong Kong)             29,261,547     55.648      .77
Tele Danmark AS, Class B (American Depositary Receipts)                              .00
 (Denmark)                                                   924,100     27.607      .70
Tele Danmark AS, Class B                                     382,500     22.832
Telecom Argentina SA, Class B (American                                              .00
 Depositary Receipts) (Argentina)                          1,632,700     50.103      .70
U S WEST Communications Group (USA)                          950,000     42.928      .60
France Telecom (France) (2)                                1,080,000     39.645      .55
Telecom Italia Mobile SpA, savings shares (Italy)         12,565,800     27.459
Telecom Italia Mobile SpA                                  2,224,200      8.973      .51
TELUS Corp. (Canada)                                       1,691,700     36.417      .51
British Telecommunications PLC (United Kingdom)            4,150,000     32.012      .44
Telefonos de Mexico, SA de CV, Class L (American                                     .00
 Depositary Receipts) (Mexico)                               582,300     28.824      .40
TELECEL - Comunicacoes Pessoais, SA (Portugal) (2)           296,400     27.110      .38
Nortel Inversora SA preferred, Class B, (American
 Depositary Receipts) (Argentina)                            760,800     18.830      .26
NTL, Inc., 7.25% convertible                                                         .00
 debentures 2005 (USA) (1)                                 9,000,000     10.148      .14
SmarTone Telecommunications Holdings Ltd. (Hong Kong--                               .00
 Incorporated in Bermuda) (1)                              4,000,000      9.625      .13
Philippine Long Distance Telephone Co. (American Depositary
 Receipts) (Philippines)                                     375,000      9.281      .13
Telefonica de Argentina SA, Class B (American                                        .00
 Depositary Receipts) (Argentina)                            277,500      9.175      .13
AT&T Corp. (USA)                                             150,000      8.381      .12
Bell Atlantic Corp. (USA)                                     75,000      6.694      .09
AirTouch Communications (USA) (2)                            117,820      4.624      .06
Deutsche Telekom AG (Germany)                                132,900      2.691      .04
Telecomunicacoes Brasileiras SA, preferred nominative                                .00
 (American Depositary Receipts) (Brazil)                      14,000      1.461      .02

BANKING- 11.97%                                                                      .00
Australia and New Zealand Banking Group Ltd. (Australia)  12,571,382     85.903     1.19
Bank of New York Co., Inc. (USA)                           1,540,000     82.775     1.15
Royal Bank of Canada (Canada)                              1,509,200     80.770     1.12
ForengsSparbanken AB (Sweden)                              1,577,000     40.120      .56
Bank of Scotland (United Kingdom)                          4,200,000     35.659      .50
First Chicago NBD Corp. (USA)                                452,500     35.408      .49
Lloyds TSB Group PLC (United Kingdom)                      2,970,000     33.838      .47
ABN AMRO Holding NV (Netherlands)                          1,772,396     33.773      .47
National Bank of Canada (Canada)                           2,000,000     29.569      .41
Chase Manhattan Corp. (USA)                                  250,000     27.156      .38
Safra Republic Holdings SA (Luxembourg)                      266,000     26.866      .37
HSBC Holdings PLC (United Kingdom)                         1,050,000     25.334      .35
Westpac Banking Corp. (Australia)                          4,025,164     25.176      .35
Istituto Mobiliare Italiano SpA (American Depositary                                 .00
 Receipts) (Italy)                                           600,000     18.638      .33
Istituto Mobiliare Italiano SpA                              500,000      5.216
Grupo Financiero Banamex Accival, SA de CV, Class B
 (Mexico) (2)                                              2,993,000      6.562
Grupo Financiero Banamex Accival, SA de CV, Class L (2)      509,000      1.054      .32
Banco Nacional de Mexico, SA 11.00% convertible                                      .00
 debentures 2003 (1)                                     $15,000,000     15.713
Banc One Corp. (USA)                                         440,000     22.605      .31
Unibanco-Uniao de Bancos Brasileiros, SA (Global Depositary                          .00
 Receipts) (Brazil) (2)                                      780,000     22.425      .31
Banco de Galicia y Buenos Aires SA (American Depositary                              .00
 Receipts) (Argentina)                                       840,000     19.740      .27
First Union Corp. (USA)                                      400,000     19.500      .27
Commonwealth Bank of Australia (Australia)                 1,624,000     19.178      .27
Cie. Financiere de Paribas, Class A (France)                 250,000     18.054      .25
Wilmington Trust Corp. (USA)                                 300,000     17.512      .24
National Australia Bank Ltd. (Australia)                   1,307,527     17.237      .24
Crestar Financial Corp. (USA)                                300,000     15.413      .21
Hang Seng Bank, Ltd. (Hong Kong)                           1,500,000     13.196      .18
Washington Mutual, Inc. (USA)                                180,000     12.442      .17
Bank of Nova Scotia (Canada)                                 234,200     10.264      .14
Asahi Bank, Ltd. (Japan)                                   2,250,000      9.509      .13
Bank of the Philippine Islands (Philippines)               3,098,400      7.958      .11
Allied Irish Banks, PLC (Ireland)                            900,000      7.808      .11
Banco de Santander, SA (Spain)                               192,000      5.804      .08
TB Finance (Cayman) Ltd., non-cumulative mandatory                                   .00
 exchangeable preference shares (Japan)                          520      5.454      .08
MBL International Finance (Bermuda), 3.00% convertible debentures                    .00
 2002 (Bermuda)                                            3,800,000      4.057      .06
National Westminster Bank PLC (United Kingdom)               260,200      3.944      .05
Bangkok Bank PCL, 3.25% convertible debentures 2004                                  .00
 (Thailand) (1)                                           $5,448,000      2.288      .03

MULTI-INDUSTRY- 5.56%                                                                .00
Imasco Ltd. (Canada)                                       1,786,200     63.856      .89
Siebe PLC (United Kingdom)                                 2,720,000     49.446      .69
Suez Lyonnaise des Eaux (France)                             390,243     41.958      .58
Orkla AS, Class B (Norway)                                   351,000     27.081
Orkla AS, Class A                                            156,000     13.446      .57
Williams Holdings PLC (United Kingdom)                     6,500,000     35.328      .49
Hutchison Whampoa Ltd. (Hong Kong)                         4,857,000     32.360      .45
Lend Lease Corp. Ltd. (Australia)                            830,314     16.897      .23
Societe Generale de Belgique (Belgium)                       135,000     12.585      .18
FMC Corp. (USA) (2)                                          170,000     12.421      .17
Canadian Pacific Ltd. (Canada)                               400,000     11.325      .16
Ayala Corp., 3.00% convertible debentures 2000                                       .00
 (Philippines)                                           $10,000,000     10.850      .15
Swire Pacific Ltd., Class A (Hong Kong)                    2,000,000     10.013      .14
Jardine Strategic Holdings Ltd. (Singapore--Incorporated                             .00
 in Bermuda)                                               3,434,311      9.307      .13
Jardine Strategic Holdings Ltd., warrants, expire 1998 (2    375,000       .032
Textron Inc. (USA)                                           150,000      8.869      .12
B.A.T Industries PLC (United Kingdom)                        901,981      8.099      .11
U.S. Industries, Inc. (USA)                                  285,195      7.344      .10
Brierley Investments Ltd. (New Zealand)                    6,394,238      4.529
Brierley Investments Ltd., $0.85 convertible preferred                               .10
 shares                                                    4,025,000      2.702
Tenneco Inc. (USA)                                           150,000      6.497      .09
Industriforvaltnings AB Kinnevik, Class B (Sweden)           310,262      5.925      .08
Cie. Nationale a Portefeuille (Belgium)                       58,532      3.777
Cie. Nationale a Portefeuille, warrants,                                             .07
 expire 1999 (2)                                             105,792      1.264
Preussag AG (Germany)                                          8,000      2.286
Preussag AG, warrants, expire 2001 (2)                         3,100       .270      .03
Anglovaal Ltd., Class N (South Africa)                       171,000      1.996      .03

UTILITIES: ELECTRIC & GAS- 5.16%                                                     .00
Williams Companies, Inc. (USA)                             1,100,000     58.781      .82
Columbia Gas System, Inc. (USA)                              481,500     35.029      .49
National Power PLC (United Kingdom)                        3,480,000     33.217      .46
Southern Electric PLC (United Kingdom)                     4,174,707     31.639      .44
Scottish Power PLC (United Kingdom)                        3,066,250     24.842      .34
Empresa Nacional de Electricidad SA, (American                                       .00
 Depositary Receipts) (Chile)                              1,252,746     23.254      .32
Sonat Inc. (USA)                                             454,100     19.782      .27
Public Service Co. of New Mexico (USA)                       864,300     17.664      .25
Cia. Paulista de Forca e Luz - CPFL (Brazil)             137,000,000     17.295      .24
CalEnergy Co., Inc. (USA) (2)                                500,000     16.625      .23
Hongkong Electric Holdings Ltd. (Hong Kong)                3,310,500     11.199      .16
Long Island Lighting Co. (USA)                               400,000     10.800      .15
El Paso Natural Gas Co. (USA)                                174,200     10.691      .15
BG PLC (American Depositary Receipts)                                                .00
 (United Kingdom)                                            264,000      6.039
BG PLC                                                       794,117      3.807      .13
Northeast Utilities (USA) (2)                                653,200      8.451      .12
Australian Gas Light Co. (Australia)                       1,133,367      7.598      .11
NICOR Inc. (USA)                                             175,000      7.044      .10
Union Electric Co. (USA)                                     155,000      6.171      .09
National Fuel Gas Co. (USA)                                  127,000      5.929      .08
GPU, Inc. (USA)                                              150,000      5.925      .08
Centrais Eletricas Brasileiras SA - ELETROBRAS (Brazil)      240,000      5.850      .08
Centrica PLC (United Kingdom) (2)                          2,400,000      3.484      .05

HEALTH & PERSONAL CARE- 5.08%                                                        .00
AB Astra, Class A (Sweden)                                 4,185,733     72.618
AB Astra, Class B                                          1,390,533     23.224     1.33
Glaxo Wellcome PLC (United Kingdom)                        2,620,000     57.490      .80
Eli Lilly and Co. (USA)                                      800,000     50.450      .70
Merck & Co., Inc. (USA)                                      385,000     36.407      .51
Bristol-Myers Squibb Co. (USA)                               350,000     32.769      .45
Pfizer Inc (USA)                                             438,000     31.864      .44
Warner-Lambert Co. (USA)                                     150,000     20.981      .29
American Home Products Corp. (USA)                           278,800     19.481      .27
Novartis AG, 2.00% convertible debentures 2002                                       .00
 (Switzerland) (1)                                        $7,500,000     11.213      .16
Zeneca Group PLC (United Kingdom)                            175,000      5.583      .08
Abbott Laboratories (USA)                                     50,000      3.250      .05
Allegiance Corp. (USA)                                         6,000       .190     .00

BUSINESS & PUBLIC SERVICES- 3.71%                                                    .00
United Utilities PLC (United Kingdom)                       4,886,428    62.766      .87
Brambles Industries Ltd. (Australia)                        1,524,354    29.057      .40
Electronic Data Systems Corp. (USA)                           700,000    26.600      .37
Hyder PLC (United Kingdom)                                  1,495,000    23.771      .33
Thames Water PLC (United Kingdom)                           1,575,000    23.713      .33
Columbia/HCA Healthcare Corp. (USA)                           550,000    16.225      .23
American Water Works Co., Inc. (USA)                          540,000    15.491      .21
Vanstar Financing Trust, 6.75% convertible preferred (USA     350,000    13.825      .19
Quintiles Transnational Corp., 4.25% convertible                                     .00
 debentures 2000 (USA) (1)                               $10,000,000     11.325      .16
Omnicom Group Inc. (USA)                                      100,000     7.412      .10
Loewen Group Inc. (Canada)                                    300,000     7.406      .10
USA Waste Services, Inc. (USA) (2)                            215,000     7.108      .10
Hutchison Delta Finance Ltd., 7.00% convertible                                      .00
 debentures 2002 (Hong Kong--Incorporated in Cayman                                  .00
 Islands) (1)                                             $6,000,000      6.720      .09
Rentokil Group PLC (United Kingdom)                        1,500,000      6.317      .09
IKON Office Solutions, Inc. (USA)                            160,000      4.870      .07
Thorn PLC (United Kingdom)                                   865,260      2.191      .03
PacifiCare Health Systems, Inc., Class A (USA) (2)            29,400      1.514      .02
Unisource Worldwide, Inc. (USA)                               80,000      1.255      .02

BEVERAGES & TOBACCO- 3.70%                                                           .00
RJR Nabisco Holdings Corp. (USA)                           1,575,000     57.389      .80
Gallaher Group PLC (United Kingdom)                        7,500,000     40.636      .56
Philip Morris Companies Inc. (USA)                           900,000     39.150      .54
Imperial Tobacco Ltd. (United Kingdom)                     5,500,000     36.522      .51
Asahi Breweries, Ltd. (Japan)                              1,580,000     22.135
Asahi Breweries, Ltd. 1.00% convertible debentures 2003  Y472,000,000     5.874
Asahi Breweries, Ltd. 0.90% convertible debentures 2001  Y267,000,000     3.323      .48
Asahi Breweries, Ltd. 0.95% convertible debentures 2002  Y212,000,000     2.638
Foster's Brewing Group Ltd. (Australia)                   13,500,000     24.900      .35
Seagram Co. Ltd. (Canada)                                    525,000     16.964      .24
Coca-Cola Amatil Ltd. (Australia)                          1,009,113      7.487      .10
UST Inc. (USA)                                               200,000      6.175      .09
Lion Nathan Ltd. (New Zealand)                               990,400      2.342      .03

ENERGY SOURCES- 3.48%                                                                .00
ENI SpA (Italy)                                            4,700,000     27.395
ENI SpA (American Depositary Shares)                         100,000      5.806      .46
Elf Aquitaine (France)                                       250,000     28.996      .40
"Shell" Transport and Trading Co., PLC (New York                                     .00
 Registered Shares) (United Kingdom)                         400,000     16.675
Royal Dutch Petroleum Co. (Netherlands)                      140,000      7.285      .39
Royal Dutch Petroleum Co. (New York Registered Shares)        80,000      4.215
TOTAL, Class B (France)                                      224,487     23.566      .33
Pioneer Natural Resources Co. (USA)                          683,919     21.843      .30
Shell Canada Ltd., Class A (Canada)                        1,155,800     20.538      .28
Repsol SA (American Depositary Receipts) (Spain)             425,000     18.328      .25
NGC Corp. (USA)                                            1,020,000     16.830      .23
YPF SA, Class D (American Depositary Receipts)                                       .00
 (Argentina)                                                 450,000     15.103      .21
Mobil Corp. (USA)                                            200,000     14.387      .20
Unocal Corp. (USA)                                           360,000     14.333      .20
Engen Ltd. (South Africa)                                  1,176,000      6.598      .09
Esso SA Francaise (France)                                    78,567      6.319      .09
Burmah Castrol PLC (United Kingdom)                          206,343      3.472      .05

MERCHANDISING- 3.38%                                                                 .00
Tesco PLC (United Kingdom)                                 7,469,504     60.328      .84
Wal-Mart Stores, Inc. (USA)                                1,096,000     43.772      .61
J.C. Penney Co., Inc. (USA)                                  400,000     25.700      .36
Dixons Group PLC (United Kingdom)                          2,000,000     22.736      .32
Safeway PLC (United Kingdom)                               3,850,000     21.055      .29
Kingfisher PLC (United Kingdom)                            1,265,000     17.423      .24
AutoZone, Inc. (USA) (2)                                     550,000     16.500      .23
Giant Food Inc., Class A (USA)                               350,000     11.812      .16
Amway Japan Ltd. (Japan)                                     179,000      2.900
AJL PEPS Trust, $1.44 convertible preferred shares                                   .11
 (Japan) (2)                                                 465,000      4.999
Coles Myer Ltd. (Australia)                                1,150,491      5.638      .08
Staples, Inc., 4.50% convertible debentures 2000 (USA) (1 $3,000,000      4.035      .06
Woolworths Ltd. (Australia)                                1,219,586      3.727      .05
WHSmith Group PLC (United Kingdom)                           350,000      2.274      .03

INSURANCE- 3.07%                                                                     .00
ING Groep NV (Netherlands)                                 2,968,947    120.609     1.67
Norwich Union PLC (United Kingdom) (2)                     3,954,000     23.893      .33
Transatlantic Holdings, Inc. (USA)                           320,400     22.889      .32
National Mutual Asia Ltd. (Hong Kong)                     22,008,000     20.357      .28
GIO Australia Holdings Ltd. (Australia)                    5,851,689     14.099      .20
Guardian Royal Exchange PLC (United Kingdom)               1,100,000      5.292      .07
Prudential Corp. PLC (United Kingdom)                        406,576      4.378      .06
Corporacion Mapfre, CIR, SA (Spain)                           86,406      4.216      .06
Aetna Inc. (USA)                                              40,000      3.015      .04
PartnerRe Holdings Ltd. (Singapore - Incorporated in Berm     50,000      2.162      .03
Yasuda Fire and Marine Insurance Co., Ltd. (Japan)           190,000       .773      .01

FOREST PRODUCTS & PAPER- 2.81%                                                       .00
Sonoco Products Co. (USA)                                    925,000     30.352      .42
Fort James Corp. (USA)                                       764,270     29.902      .41
Metsa-Serla OY, 4.375% convertible debentures 2002
 (Finland) (1)                                           $30,000,000     28.725      .40
Bowater Inc. (USA)                                           500,000     22.437      .31
Jefferson Smurfit Corp. (USA) (2)                          1,332,300     21.983      .31
Union Camp Corp. (USA)                                       300,000     18.019      .25
Champion International Corp. (USA)                           330,000     17.676      .25
APP Global Finance (V) Ltd.,
 2.00% convertible debentures 2000 (Indonesia) (1)       $15,000,000     13.500      .19
UPM-Kymmene Corp. (Finland)                                  508,960     10.931      .15
MAYR-MELNHOF Karton AG (Austria)                             145,000      8.122      .11
Carter Holt Harvey Ltd. (New Zealand)                        616,770       .893      .01

FOOD & HOUSEHOLD PRODUCTS- 2.38%                                                     .00
Reckitt & Colman PLC (United Kingdom)                      3,643,812     53.078      .74
Cadbury Schweppes PLC (United Kingdom)                     4,685,225     48.635      .67
Unilever PLC (United Kingdom)                              2,600,000     20.483
Unilever NV (Netherlands)                                    120,000      6.974      .38
Nestle SA (Switzerland)                                        8,452     12.432      .17
Groupe Danone (France)                                        76,480     12.198      .17
Cultor Ltd. (Finland)                                        227,500     11.992      .17
McCormick & Co. (USA)                                        205,000      5.433      .08

CHEMICALS- 1.95%                                                                     .00
Praxair, Inc. (USA)                                        1,092,500     48.002      .67
Millennium Chemicals Inc. (USA)                            1,550,000     35.650      .49
Sherwin-Williams Co.(USA)                                    872,000     24.907      .35
Airgas, Inc. (USA) (2)                                     1,720,100     24.081      .33
L'Air Liquide (France)                                        50,599      7.959      .11

ELECTRONIC COMPONENTS- 1.85%                                                         .00
Micron Technology, Inc. (USA) (2)                          1,350,000     33.581      .47
Advanced Micro Devices, Inc. (USA) (2)                     1,500,000     32.719      .45
Hoya Corp. (Japan)                                           527,000     16.086      .22
Intel Corp. (USA)                                            200,000     15.525      .22
Murata Manufacturing Co., Ltd. (Japan)                       440,000     13.189      .18
Altera Corp. (USA) (2)                                       200,000      9.362      .13
Delta Electronics, Inc. (Taiwan)                           1,965,000      8.754      .12
Lite-On Technology Corp., 0.75% convertible debentures 2004
 (Taiwan)                                                 $5,000,000      4.875      .06

REAL ESTATE- 1.84%                                                                   .00
CarrAmerica Realty Corp. (USA)                               750,000     22.594      .31
Cheung Kong (Holdings) Ltd. (Hong Kong)                    3,000,000     21.152      .29
Land Securities PLC, 6.00% convertible debentures 2007
 (United Kingdom)                                        $10,000,000     20.120      .28
Amoy Properties Ltd. (Hong Kong)                          21,751,500     18.713      .26
Kerry Properties Ltd. (Hong Kong)                          9,760,500     16.415      .23
Sun Hung Kai Properties Ltd. (Hong Kong)                   1,760,000     13.434      .19
Meditrust Corp., paired stock (USA)                          300,339     11.413      .16
SM Prime Holdings, Inc. (Philippines)                     52,885,000      8.394      .12

AUTOMOBILES- 1.74%                                                                   .00
Chrysler Corp. (USA)                                       1,265,000     43.405      .60
Regie Nationale des Usines Renault, SA (France) (2)        1,346,677     37.691      .52
Ford Motor Co., Class A (USA)                                398,300     17.127      .24
Suzuki Motor Corp. (Japan)                                 1,114,000     12.119      .17
Bayerische Motoren Werke AG (Germany)                         12,000      8.953      .12
Toyota Motor Corp. (Japan)                                   235,000      6.768      .09

BROADCASTING & PUBLISHING- 1.62%                                                     .00
Tele-Communications, Inc., Series A, Liberty Media Group                             .00
 (USA) (2)                                                   997,500     33.666      .47
Time Warner Inc. (USA)                                       450,000     26.212      .36
Viacom Inc., Class B (USA) (2)                               425,000     14.875      .21
CanWest Global Communications Corp. (Canada)                 741,300     12.548      .18
CANAL+ (France)                                               59,356     10.321      .14
Tidnings AB Marieberg, Class A (Sweden)                      300,000      7.691      .11
News Corp. Ltd., preferred (Australia)                     1,362,268      6.603      .09
Modern Times Group MTG AB, Class B (American Depositary
 Receipts) (Sweden) (2)                                      100,550      3.519      .05
ProSieben Media AG (Germany) (1,2)                            20,800       .997      .01

FINANCIAL SERVICES- 1.61%                                                            .00
Household International, Inc. (USA)                          261,700     32.974      .46
Freddie Mac (USA)                                            700,000     28.875      .40
Nichiei Co., Ltd. (Japan)                                    182,000     19.942      .28
Associates First Capital Corp., Class A (USA)                190,000     12.208      .17
Fannie Mae (USA)                                             200,000     10.563      .15
Medallion Financial Corp. (USA)                              275,000      5.913      .08
United Companies Financial Corp., 6.75% PRIDES                                       .00
 convertible preferred shares (USA)                           75,000      2.962      .04
Beneficial Corp. (USA)                                        32,300      2.507      .03

METALS: NONFERROUS- 1.45%                                                            .00
Aluminum Co. of America (USA)                                464,300     31.224      .43
Pechiney, Class A (France)                                   651,800     25.582      .35
Inco Ltd. (Canada)                                           850,000     16.203      .22
Teck Corp., 3.75% convertible debentures 2006 (Canada)   $14,950,000     12.110      .17
Freeport-McMoRan Copper & Gold Inc., Class A (USA)           480,300      9.576      .13
Noranda Inc. (Canada)                                        525,000      8.831      .12
Indian Aluminium Co., Ltd. (Global Depositary Receipts)                              .00
 (India)                                                     532,300      1.264      .03
Indian Aluminium Co., Ltd.                                   527,700       .963

DATA PROCESSING & REPRODUCTION- 1.16%                                                .00
3Com Corp. (USA) (2)                                         500,000     18.125      .25
Ascend Communications, Inc. (USA) (2)                        720,000     17.955      .25
Oracle Corp. (USA) (2)                                       525,000     17.489      .24
Computer Associates International, Inc. (USA)                300,000     15.619      .22
Fujitsu Ltd. (Japan)                                       1,000,000     11.192
Fujitsu Ltd., warrants, expire 2000 (2)                        3,000      2.700      .20

MISCELLANEOUS MATERIALS & COMMODITIES- 1.13%                                         .00
English China Clays PLC (United Kingdom)                   6,891,000     29.776      .41
Bunzl PLC (United Kingdom)                                 5,912,500     22.704      .32
Cie. de Saint-Gobain (France)                                111,377     15.124      .21
Crown Cork & Seal Co., Inc. (USA)                            275,000     13.423      .19

MACHINERY & ENGINEERING- 0.99%                                                       .00
Caterpillar Inc. (USA)                                       550,000     26.366      .37
Sidel SA (France)                                            210,000     11.936      .17
Svedala Industri AB (Sweden)                                 600,000     11.109      .15
Triplex Lloyd PLC (United Kingdom)                         2,534,461      8.813      .12
Daewoo Heavy Industries Ltd. (South Korea)                 1,800,000      8.219      .11
Kawasaki Heavy Industries, Ltd. (Japan)                    2,100,000      5.144      .07

ELECTRICAL & ELECTRONIC- 0.96%                                                       .00
Premier Farnell PLC (United Kingdom)                       3,238,000     22.053
Premier Farnell PLC, $1.35 convertible preferred (American                           .38
 Depositary Receipts)                                        225,000      4.950
York International Corp. (USA)                               550,000     25.472      .35
Lucent Technologies Inc. (USA)                                85,000      6.811      .09
Telefonaktiebolaget LM Ericsson, Class B (Sweden)            147,400      6.011      .08
Northern Telecom Ltd. (Canada)                                51,500      4.625      .06

ENERGY EQUIPMENT- 0.89%                                                              .00
Schlumberger Ltd. (Netherlands Antilles)                     455,000     37.452      .52
Halliburton Co. (USA)                                        500,000     26.969      .37

INDUSTRIAL COMPONENTS- 0.87%                                                         .00
Tomkins PLC (United Kingdom)                               4,400,000     22.355      .31
Lear Corp. (USA) (2)                                         352,300     16.492      .23
Morgan Crucible Co. PLC (United Kingdom)                   2,119,487     15.902      .22
Federal-Mogul Corp. (USA)                                    200,000      8.225      .11

GOLD MINES- 0.85%                                                                    .00
Barrick Gold Corp. (Canada)                                1,000,000     16.562      .23
Normandy Mining Ltd. (Australia)                          17,335,365     14.866
Normandy Mining Ltd., options, expire 2001 (2)             4,875,799       .498      .22
Driefontein Consolidated Ltd. (South Africa)               2,200,000     14.993      .21
Kloof Gold Mining Co. Ltd. (South Africa)                  2,200,000      7.746      .11
Newcrest Mining Ltd. (Australia) (2)                       6,000,000      5.962      .08

LEISURE & TOURISM- 0.55%                                                             .00
AMF Bowling, Inc. (USA) (2)                                  600,000     14.888      .21
Village Roadshow Ltd., Class A, 5.5% preferred shares (Au  2,518,592      4.885
Village Roadshow Ltd., Class A, 5.5% preferred shares (1)  2,500,000      4.849      .18
Village Roadshow Ltd.                                      1,200,000      2.875
Thistle Hotels PLC (United Kingdom)                        4,250,000     11.191      .16

METALS: STEEL- 0.47%                                                                 .00
Usinor Sacilor (France)                                    1,400,000     21.998      .31
Allegheny Teledyne Inc. (USA)                                377,000      9.708      .13
Ispat Industries Ltd., 3.00% convertible debentures                                  .00
 2001 (India) (1)                                         $2,800,000      1.428      .02
N.T.S. Steel Group PCL, 4.00% Eurobond,                                              .00
 2008 (Thailand)                                          $6,670,000       .800      .01

APPLIANCES & HOUSEHOLD DURABLES- 0.46%                                               .00
Sony Corp. (Japan)                                           350,000     29.858      .41
Philips Electronics NV (Netherlands)                          55,000      3.631      .05

TEXTILES & APPAREL- 0.17%                                                            .00
Courtaulds Textiles PLC (United Kingdom)                   1,641,500      9.725      .13
Nine West Group Inc. (USA) (2)                               110,000      2.991      .04

AEROSPACE & MILITARY TECHNOLOGY- 0.17%                                               .00
Boeing Co. (USA)                                             140,000      7.438      .10
General Motors Corp., Class H (USA)                           75,000      5.025      .07

TRANSPORTATION: AIRLINES- 0.15%                                                      .00
Air New Zealand Ltd., Class B (New Zealand)                5,320,000     10.813      .15

BUILDING MATERIALS & COMPONENTS- 0.13%                                               .00
Friedrich Grohe AG (Germany)                                  35,000      9.715      .13

TRANSPORTATION: RAIL & ROAD- 0.12%                                                   .00
Westshore Terminals Inc. (Canada)                          3,498,000      8.598      .12

CONSTRUCTION & HOUSING- 0.06%                                                        .00
Philipp Holzmann AG (Germany) (2)                             15,000      4.147      .06

RECREATION & OTHER CONSUMER PRODUCTS- 0.02%                                          .00
EMI Group PLC (United Kingdom)                               165,067      1.243      .02

MISCELLANEOUS- 0.65%                                                                 .00
Other equity securities in initial                                                   .00
 period of acquisition                                                   46.407      .65
                                                                       -------- --------
TOTAL EQUITY SECURITIES (cost:
 $4,830.245 million)                                                   6,143.926   85.26
                                                                       -------- --------
------------------------------------------               -------------
                                                           Principal
                                                              Amount
Bonds and Notes                                           (Millions)
------------------------------------------               -------------
INDUSTRIALS- 0.22%
Container Corp. of America 11.25% May 2004                    $6.000       6.570
Container Corp. of America 9.75% April 2003                    1.000       1.075     .10
Telecom Argentina STET-France Telecom SA 12.00%                                      .00
 November 2002                                                 5.500       6.410     .09
Multicanal Participacoes SA 12.625% June 2004 (1)              2.250       2.160     .03
                                                                                     .00
FINANCIAL- 0.09%                                                                     .00
Netia Holdings BV 10.25% November 2007 (1)                     4.125       3.908
Netia Holdings BV 0%/11.25% November 2007 (1,3)                3.750       2.119     .09
                                                                                     .00
ARGENTINEAN GOVERNMENT- 0.30%                                                        .00
Argentina (Republic of) 11.75% February 2007 (1)           ARP8.000        7.703
Argentina (Republic of) 11.00% October 2006                   $7.000       7.455     .30
Argentina (Republic of) 11.375% January 2017                   6.000       6.408
                                                                                     .00
SOUTH AFRICAN GOVERNMENT- 0.52%                                                      .00
South Africa 13.00% August 2010                          ZAR197.500       37.524     .52
                                                                                     .00
                                                                                     .00
                                                                       -------- --------
TOTAL BONDS AND NOTES (cost: $85.142 million)                             81.332    1.13
                                                                       -------- --------
------------------------------------------               -------------------------------

Short-Term Securities
------------------------------------------               -------------------------------
CORPORATE SHORT-TERM NOTES- 10.44%
Lloyds Bank PLC 5.50%-5.63% due 12/5/97-1/27/98               83.600      83.081    1.15
Barclays U.S. Funding Corp. 5.55%-5.70% due 12/16/97-3/3/     74.900      74.326    1.03
ABN AMRO North America Finance Inc. 5.50%-5.55%
 due 12/16/97-2/24/98                                         61.700      61.243     .85
Halifax Building Society 5.65%-5.66% due 2/23-2/27/98         43.900      43.301     .60
Deutsche Bank Financal Inc. 5.49%-5.52% due 1/6-1/8/98        43.200      42.946     .60
Societe Generale NA Inc. 5.49%-5.52% due 12/10/97-1/16/98     41.600      41.441     .58
Daimler-Benz North America Corp. 5.51%-5.70%
 due 12/4/97-1/13/98                                          33.000      32.824     .45
Rank Xerox Capital (Europe) PLC 5.50% due 12/12/97            32.200      32.141     .45
National Australia Funding 5.48% due 12/9/97-1/8/98           30.000      29.866     .41
Svenska Handelsbanken Group 5.55% due 1/5/98                  30.000      29.834     .41
Caisse d'amortissement de la dette sociale 5.52% due 2/23     30.000      29.598     .41
Siemens Capital Corp. 5.63% due 1/28/98                       25.000      24.769     .34
American Express Credit Corp. 5.54% due 12/16/97              23.400      23.342     .32
Commerzbank AG 5.70% due 1/20/98                              23.000      22.814     .32
Toronto-Dominion Holdings USA Inc. 5.55% due 2/6/98           23.000      22.749     .32
Coca-Cola Co. 5.47% due 12/9/97                               20.000      19.973     .28
Bayerische Landesbank Girozentrale 5.48% due 1/14/98          20.000      19.859     .27
Canada Bills 5.50% due 1/26/98                                20.000      19.824     .27
Abbey National North America 5.55% due 2/5/98                 18.000      17.809     .25
Sweden (Kingdom of) 5.53% due 2/24/98                         18.000      17.757     .25
Lucent Technologies Inc. 5.50% due 12/4-12/12/97              17.400      17.375     .24
France Telecom 5.70% due 1/29/98                              15.000      14.859     .21
RTZ America, Inc. 5.55% due 1/16/98 (2)                       11.700      11.613     .16
Minnesota Mining & Manufacturing Co. 5.53 due 12/16/97        10.000       9.976     .14
Bank of Montreal 5.67% due 1/23/98                             6.100       6.048     .08
Ford Credit Europe PLC 5.60% due 1/9/98                        4.000       3.975     .05
                                                                                     .00
FEDERAL AGENCY DISCOUNT NOTES- 1.73%                                                 .00
Freddie Mac 5.43%-5.47% due 12/1-12/24/97                    106.800    106.607     1.48
SLM Holding Corp. 5.47% due 1/27/98                            9.200      9.117      .13
Fannie Mae 5.44% due 1/20/98                                   8.800      8.731      .12
                                                                                     .00
U.S. TREASURY OBLIGATIONS- 0.33%                                                     .00
5.065% February 1998                                          24.000     23.751      .33
                                                                                     .00
CERTIFICATES OF DEPOSIT- 0.79%                                                       .00
Credit Suisse 5.63% due 1/5/98                                30.000     29.998      .42
Dresdner Bank 5.65% due 1/9/98                                27.000     27.000      .37
                                                                                     .00
NON-U.S. CURRENCY- 0.08%                                                             .00
New Taiwanese Dollar                                     NT$183.887       5.729      .08
                                                                                     .00
                                                                       -------- --------
TOTAL SHORT-TERM SECURITIES (cost: $965.162
 million)                                                               964.276    13.37
                                                                       --------  ------
TOTAL INVESTMENT SECURITIES (cost: $5,880.549
 million)                                                             7,189.534    99.76
Excess of cash and receivables over payables                             17.013      .24
                                                                       --------  ------
NET ASSETS                                                           $7,206.547  100.00%
========================================================             ==================

(1) Purchased in a private placement
 transaction; resale to the public may
 require registration or sale only
 to qualified institutional buyers.
(2) Non-income-producing securities.
(3) Step bond; coupon rate will increase at a later date.

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Accountants.

See Notes to Financial Statements

Capital World Growth and Income Fund, Inc.
Financial Statements
----------------------------------------        ----------------------------
Statement of Assets and Liabilities                          (dollars in
at November 30, 1997                                            millions)
-----------------------------------------       ----------------------------
Assets:
Investment securities at market
 (cost: $5,880.549)                                            $7,189.534
Cash                                                                0.001
Receivables for--
 Sales of investments                                $25.605
 Sales of fund's shares                                8.329
 Dividends and accrued interest                       19.395       53.329
                                                ----------------------------
                                                                7,242.864
Liabilities:
Payables for--
 Purchases of investments                             20.586
 Repurchases of fund's shares                          3.867
 Management services                                   2.539
 Accrued expenses                                      9.325       36.317
                                                ----------------------------
Net Assets at November 30, 1997--
 Equivalent to $25.89 per share on
 278,330,687 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock - 400,000,000 shares)                           $7,206.547
                                                             ===============




                                                             ---------------
Statement of Operations                                       (dollars in
for the year ended November 30, 1997                            millions)
---------------------------------------------   ----------------------------
Investment Income:
Income:
 Dividends                                          $151.622
 Interest                                             58.378     $210.000
                                                ------------
Expenses:
 Management services fee                              27.481
 Distribution expenses                                14.623
 Transfer agent fee                                    4.345
 Reports to shareholders                               0.504
 Registration statement and prospectus                 0.634
 Postage, stationery and supplies                      0.770
 Directors' fees                                       0.142
 Auditing and legal fees                               0.048
 Custodian fee                                         2.490
 Taxes other than federal income tax                   0.073
 Other expenses                                        0.143       51.253
                                                ---------------------------
 Net investment income                                            158.747
                                                             --------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                 522.194
Net increase in unrealized appreciation on investments            221.200
 Net realized gain and increase in unrealized                ---------------
  appreciation on investments                                     743.394
                                                             ---------------
Net Increase in Net Assets Resulting
 from Operations                                                 $902.141
                                                             ===============

----------------------------------------------  ----------------------------
                                                  Year ended
Statement of Changes in Net Assets               November 30
(dollars in millions)                                   1997         1996
----------------------------------------------  ----------------------------

Operations:
Net investment income                             $  158.747   $  140.176
Net realized gain on investments                     522.194      207.627
Net increase in unrealized appreciation
 on investments                                      221.200      584.880
                                                ----------------------------
  Net increase in net assets
   resulting from operations                         902.141      932.683
                                                ----------------------------
Dividends and Distributions Paid to Shareholders:
 Dividends from net investment income               (160.940)    (138.616)
 Distributions from net realized gain on investm    (201.626)     (64.705)
                                                ----------------------------
  Total dividends and distributions                 (362.566)    (203.321)

Capital Share Transactions:
Proceeds from shares sold: 74,465,301
 and 48,019,573 shares, respectively               1,853.652    1,027.076
Proceeds from shares issued in reinvestment
 of net investment income dividends and distributions
 of net realized gain on investments:
 14,610,266 and 9,172,617 shares, respectively       342.876      190.709
Cost of shares repurchased: 26,987,023
 and 19,581,034 shares, respectively                (669.041)    (418.893)
                                                ----------------------------
 Net increase in net assets
  resulting from capital share
  transactions                                     1,527.487      798.892
                                                ----------------------------
Total Increase in Net Assets                       2,067.062    1,528.254

Net Assets:
Beginning of year                                  5,139.485    3,611.231
                                                ----------------------------
End of year (including undistributed
 net investment income: $20.571
 and $22.074, respectively)                       $7,206.547   $5,139.485
                                                ============================




See Notes to Financial Statements

CAPITAL WORLD GROWTH AND INCOME FUND

Notes to the Financial Statements

1. Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital growth while providing current income. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the counter market.

    Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

    Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day.

    Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

    Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

    As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

    As of November 30, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,308,985,000, of which $1,627,355,000 related to appreciated securities and $318,370,000 related to depreciated securities. During the year ended November 30, 1997, the fund realized, on a tax basis, a net capital gain of $523,742,000 on securities transactions. Net losses related to non-U.S. currency and other transactions of $1,548,000 were treated as ordinary income for federal income tax purposes. The capital gain distribution paid in December 1996 includes $433,000 of realized non-U.S. currency gains. The cost of portfolio securities for book and federal income tax purposes was $5,880,549,000 at November 30, 1997.

3. The fee of $27,481,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; and 0.395% of such assets in excess of $6.5 billion.

    Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended November 30, 1997, distribution expenses under the Plan were $14,623,000. As of November 30, 1997, accrued and unpaid distribution expenses were $3,502,000.

    American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,345,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $7,994,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

    Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of November 30, 1997, aggregate amounts deferred and earnings thereon were $199,000.

    CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of November 30, 1997, accumulated undistributed net realized gain on investments was $521,490,000 and additional paid-in capital was $5,352,653,000. To conform to its tax reporting, the fund reclassified $690,000 to undistributed net investment income and $3,652,000 to undistributed net realized currency gains, respectively, from undistributed net realized gains for the year ended November 30, 1997.

    The fund made purchases and sales of investment securities, excluding short-term securities, of $2,536,931,000 and $1,730,520,000, respectively, during the year ended November 30, 1997.

    Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $2,490,000 includes $73,000 that was paid by these credits rather than in cash.

    Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended November 30, 1997, such non-U.S. taxes were $14,109,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $838,000 for the year ended November 30, 1997.

Per-Share Data and Ratios
                                                                                          Period
                                                      Year ended November         30   3/26/93 /1/
                                                1997       1996       1995       1994  to 11/30/93
                                           ---------- ---------- ---------- ---------- ----------


Net Asset Value, Beginning of Period         $23.77     $20.22     $17.81     $17.00      $15.08
                                           ---------  ---------  ---------- ---------- ----------
 Income From Investment Operations:
  Net investment income                         .640       .70        .61        .52         .29
  Net realized and unrealized gain on          3.045      3.91       2.72        .75        1.86
  investments                              ---------- ---------- ---------- ---------- ----------

   Total income from investment operations     3.685      4.61       3.33       1.27        2.15
                                           ---------- ---------- ---------- ---------- ----------

 Less Distributions:
  Dividends from net investment income        (.650)/2/   (.72)/2/   (.63)      (.46)       (.23)
  Distributions from net realized gains       (.915)      (.34)      (.29)        --          --
                                           ---------- ---------- ---------- ---------- ----------
   Total distributions                       (1.565)     (1.06)      (.92)      (.46)       (.23)
                                           ---------- ---------- ---------- ---------- ----------
Net Asset Value, End of Period               $25.89     $23.77     $20.22     $17.81      $17.00
                                           =======================================================

Total Return (3)                             16.36%     23.67%     19.41%      7.51%      14.39%/4/


Ratios/Supplemental Data:
 Net assets, end of period (in millions)     $7,207     $5,139     $3,611     $2,784      $1,521
 Ratio of expenses to average net assets       .82%       .85%       .88%        .87%       .62% /4/
 Ratio of net income to average net assets    2.53%      3.28%      3.24%       3.11%      2.01% /4/
 Average commissions paid per share (5)        .14c       .25c      1.94c      1.24c       1.31c
 Portfolio turnover rate                     32.41%     30.18%     25.50%      18.66%      2.71% /4/


/1/ Commencement of operations

/2/ Includes 0.2 cents and 1.5 cents
 realized non-U.S. currency gains treated as ordinary income in 1997 and 1996, respectively, for federal income tax purposes.

/3/ Calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

/4/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.

/5/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations.
 Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded.
 Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

Report of Independent Accountants

To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 1997, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/Price Waterhouse LLP

Los Angeles, California
December 31, 1997

1997 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                   Dividends and Distributions Per Share

To                      Payment Date              From Net         From Net           From Net

                                                                   Realized           Realized

To Shareholders         Payment                   Investment       Short-term         Long-Term

of Record               Date                      Income           Gains              Gains

December 6, 1996        December 9, 1996          $0.12            $0.078             $0.702

March 21, 1997          March 24,1997              0.14             0.053              0.082

June 6, 1997            June 9, 1997               0.22               -                  -

September 26,1997       September 29, 1997         0.17               -                  -


The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended November 30, 1997 is $0.05412 on a per-share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 14% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER INFORMATION WHICH WILL BE MAILED IN JANUARY 1998 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1997 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

[THE AMERICAN FUNDS GROUP(R)]

Capital World Growth and Income Fund

BOARD OF DIRECTORS

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California
Edison Company

PAUL G. HAAGA, JR.
Los Angeles, California
President of the fund
Executive Vice President and Director,
Capital Research and Management Company

MARY MYERS KAUPPILA
Boston, Massachusetts
Founder and President, Energy Investment, Inc.

GAIL L. NEALE
Burlington, Vermont
President, The Lovejoy Consulting Group, Inc.;
former Executive Vice President of the Salzburg
Seminar; former Director of Development and of the Capital Campaign, Hampshire College

ROBERT J. O'NEILL, PH.D.
Oxford, England
Professor and Fellow, All Souls College,
University of Oxford

DONALD E. PETERSEN
Birmingham, Michigan
Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company

FRANK STANTON
New York, New York
President Emeritus, CBS Inc.

THIERRY VANDEVENTER
Geneva, Switzerland
Chairman of the Board of the fund
Director, Capital Research and
Management Company

CHARLES WOLF, JR., PH.D.
Santa Monica, California
Dean, The RAND Graduate School; Senior
Economic Adviser, The RAND Corporation

STEFANIE POWERS
Beverly Hills, California
Actor and Founder and President of
The William Holden Wildlife Foundation
has been re-elected a director of the fund.

OTHER OFFICERS

STEPHEN E. BEPLER
New York, New York
Senior Vice President of the fund
Senior Vice President,
Capital Research Company

LARRY P. CLEMMENSEN
Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company;
President and Director,
The Capital Group Companies, Inc.

MARK E. DENNING
London, England
Senior Vice President of the fund
Director, Capital Research and
Management Company

JANET A. MCKINLEY
New York, New York
Senior Vice President of the fund
Director, Capital Research and
Management Company

CARL M. KAWAJA
San Francisco, California
Vice President of the fund
Vice President, Capital Research Company

VINCENT P. CORTI
Los Angeles, California
Secretary of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

R. MARCIA GOULD
Brea, California
Treasurer of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

DIANA J. PROHOROFF
Brea, California
Assistant Treasurer of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA  AGD/GRS/3221
Lit. No. WGI-011-0198

Printed on recycled paper